SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WONDER AUTO TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 27, 2008
Dear Stockholder:

On behalf of the Board of Directors of Wonder Auto Technology, Inc. (the “Company”), I invite you to attend our 2008 Annual Meeting of Stockholders. We hope you can join us. The annual meeting will be held:

At:	Wonder Auto Technology, Inc. 1706-1707, Tower C of Fangheng International Building, Futong East Avenue, Wangjing Area, Chaoyang District, Beijing, China 100102

On:	June 20, 2008

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2008 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants and consideration of the Company’s 2008 Equity Incentive Plan and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Wonder Auto Technology, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Yechon Xie, secretary, Wonder Auto Technology, Inc., No. 16 Yulu Street, Taihe District, Jinzhou City, Liaoning, 121013 People’s Republic of China; Telephone: +86 800 890 2696.

Sincerely,

Qingjie Zhao
Chairman

WONDER AUTO TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 27, 2008

To the Stockholders of WONDER AUTO TECHNOLOGY, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Wonder Auto Technology, Inc., a Nevada corporation (the “Company”), will be held on June 20, 2008, at 9:00 a.m., local time, at 1706-1707, Tower C of Fangheng International Building, Futong East Avenue, Wangjing Area, Chaoyang District, Beijing, China 100102; for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.
To ratify the selection by the Audit Committee of PFK Hong Kong, Certified Public Accountants (“PFK”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To consider and vote upon a proposal to adopt the Wonder Auto Technology, Inc. 2008 Equity Incentive Plan (the “2008 Plan”).

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 14, 2008 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2007 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via the internet as directed either in instructions of our transfer agent, Securities Transfer Corporation (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via the internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Yechon Xie
Secretary

2

WONDER AUTO TECHNOLOGY, INC.
No. 56 Lingxi Street,
Taihe District,
Jinzhou City, Liaoning, 121013
People’s Republic of China
__________

PROXY STATEMENT
__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Wonder Auto Technology, Inc., a Nevada corporation (the “Company,” “Wonder” or “we”), for the 2008 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on June 20, 2008, and at any adjournment or adjournments thereof, at 1706-1707, Tower C of Fangheng International Building, Futong East Avenue, Wangjing Area, Chaoyang District, Beijing, China 100102.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is May 29, 2008.

The purposes of the Meeting are to seek stockholder approval of three proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of the Company’s accountants for fiscal year 2008 and (iii) adopting the Wonder Auto Technology, Inc. 2008 Equity Incentive Plan (the “2008 Plan”).

Who May Vote

Only shareholders of record of our common stock, $.0001 par value (the “Common Stock”), as of the close of business on May 14, 2008 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at No. 6 Yulu Street, Taihe District, Jinzhou City, Liaoning, People’s Republic of China 121000; by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 26,959,994 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

•	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

•
Voting on the internet. Please follow the instructions that are either included with the proxy materials provided by the Transfer Agent (you may obtain copies of such information by contacting the Transfer Agent at Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034; Telephone No. (469) 633-0101; www.stctransfer.com) or on the proxy card.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR ratification of PKF as the Company’s independent registered public accounting firm, and FOR the adoption of the 2008 Plan. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proposal 2 (Ratification of Independent Auditors) and Proposal 3 (the 2008 Plan) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, the ratification of the selection of the independent registered public accounting firm and the adoption of the 2008 Plan) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. In addition, you may revoke your proxy via the Transfer Agent’s website at www.stctransfer.com (please contact the Transfer Agent at Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034; Telephone No. (469) 633-0101; www.stctransfer.com for instructions). Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2007 Annual Report and Proxy Statement for the 2008 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2007 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the secretary at Wonder Auto Technology, Inc., No. 16 Yulu Street, Taihe District, Jinzhou City, Liaoning, 121013 People’s Republic of China; Telephone number 011 +86 800 890 2696, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because (a) officers and directors will be eligible to receive awards under the 2008 Plan if the adoption of this plan is approved by shareholders and (b) the directors are named as nominees for election to the Board.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

Wonder’s current corporate governance practices and policies are designed to promote stockholder value and Wonder is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the Nasdaq Stock Market, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Qingjie Zhao, Meirong Yuan, Larry Goldman, Xingye Zhang and David Murphy. Since March 2007, the Board has established three Committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the committees which is available on the Company’s website www.watg.cn. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary at the address above.

Independence of Directors

Nasdaq rules require listed companies to have a board of directors with at least a majority of independent directors. Nasdaq rules have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he or she is an employee of the company, or is a partner in, or a controlling shareholder or executive officer of, an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year. The subjective test requires our Board to affirmatively determine that the director does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.

Our Board has determined that each of the following directors is independent under the listing standards of the Nasdaq Global Market: Larry Goldman, Xingye Zhang and David Murphy.

Board, Committee and Annual Meeting Attendance

During 2007, the Board held 9 meetings and acted by written consent 1 time. Our Audit Committee, the Compensation Committee and the Governance and Nominating committee held 4, 2 and 2 meetings, respectively. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual stockholder meetings, but we do not have a formal policy requiring them to do so. Last year, two directors attended the annual stockholder meeting.

Audit Committee

During the fiscal year ended December 31, 2007, our Audit Committee consisted of three members: Larry Goldman, David Murphy and Xingye Zhang, each of whom is “independent” as that term is defined under the Nasdaq Marketplace Rules. Our Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company. Mr. Goldman serves as our audit committee financial expert as that term is defined by the applicable SEC rules

The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our Company. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
•	reviewing with our independent auditors any audit problems or difficulties and management’s response;
•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;
•	discussing the annual audited financial statements with management and our independent auditors;
•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
•	annually reviewing and reassessing the adequacy of our Audit Committee charter;
•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time;
•	meeting separately and periodically with management and our internal and independent auditors; and
•	reporting regularly to the full Board.

Compensation Committee

During the fiscal year ended December 31, 2007, our Compensation Committee consisted of three directors, Larry Goldman, David Murphy and Xingye Zhang. Each director who has served or is serving on our Compensation Committee was or is “independent” within the meaning of the Nasdaq listing standards at all times during their service on the committee.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any Committee meeting during which his compensation is deliberated. The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s by-laws or the Compensation Committee charter. The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;
•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer,

•	evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;
•
reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans; and

•	reviewing and making recommendations to the Board regarding succession plans for the chief executive officer and other senior officers.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or compensation committee.

Governance and Nominating Committee

During the fiscal year ended December 31, 2007, our Governance and Nominating Committee consisted of three directors Larry Goldman, David Murphy and Xingye Zhang. Each director who has served or is serving on our Governance and Nominating Committee was or is “independent” as that term is defined under the Nasdaq listing standards at all times during their service on such Committee.

The Governance and Nominating Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;
•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;
•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and
•	monitoring compliance with our Corporate Governance Guidelines.

Director Recommendations and Nominations

It is the Governance and Nominating Committee’s policy to consider properly submitted stockholder recommendations (as opposed to a formal nomination) for candidates for membership on the Board. A stockholder may submit a recommendation for a candidate for membership on the Board by submitting in writing the name and background of such candidate to the Governance and Nominating Committee, c/o Secretary, Wonder Auto Technology, Inc., No. 16 Yulu Street, Taihe District, Jinzhou City, Liaoning, China 121000. The Governance and Nominating Committee will consider a recommendation only if (1) appropriate biographical and background information on the candidate is provided, (2) the recommended candidate has consented in writing to a nomination and public disclosure of the candidate’s name and biographical information, and (3) the recommending stockholder has consented in writing to public disclosure of such stockholder’s name. Required biographical and background information include: (A) the name, age, business address and residence of such person, (B) the principal occupation and employment of such person, and (C) biographical information on the recommended candidate that the recommending stockholder believes supports such candidacy (keeping in mind the criteria discussed below that the Governance and Nominating Committee considers in making recommendations for nomination to the Board).

The Governance and Nominating Committee uses a variety of methods for identifying candidates for nomination to the Board. Although candidates for nomination to the Board typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Committee through professional search firms, stockholders or other persons. The process by which candidates for nomination to the Board are evaluated includes review of biographical information and background material on potential candidates by Committee members, meetings of Committee members from time to time to evaluate and discuss potential candidates, and interviews of selected candidates by members of the Committee. Candidates recommended by stockholders (and properly submitted, as discussed below) are evaluated by the Governance and Nominating Committee using the same criteria as other candidates. Although the Governance and Nominating Committee does not have specific minimum qualifications that must be met before recommending a candidate for election to the Board, the Committee does review numerous criteria before recommending a candidate. Such criteria include: character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.

Stockholder Communication

The Company has a process for stockholders who wish to communicate with the Board. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

Code of Business Conduct and Ethics

On March 23, 2007, we adopted a new code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. Our Code of Ethics applies to all directors, officers and employees of the Company, including the Company’s principal executive officer and principal financial officer. This Code is designed to deter wrongdoing and to promote all of the following:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting to an appropriate person or persons identified herein for receiving notice of violations or potential violations of this code; and
•	accountability for adherence to this code.

Current versions of the Code of Ethics is maintained on the Company’s website at www.watg.cn. During the fiscal year ended December 31, 2007, there were no waivers of our Code of Ethics.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

The Fifth Article of our articles of incorporation provides that the number of our directors shall be determined in accordance with our bylaws. There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position	Director Since
Qingjie Zhao	50	Chairman, Chief Executive Officer and President	2006
Meirong Yuan	36	Director, Chief Financial Officer and Treasurer	2007
Larry Goldman	50	Director	2007
David Murphy	41	Director	2007
Xingye Zhang	81	Director	2007

Qingjie Zhao. Mr. Zhao has been our Chief Executive Officer and President since June 22, 2006 and Chairman of our board since July 2006. Mr. Zhao joined our subsidiary, Jinzhou Halla Electrical Equipment Co., Ltd. (“Jinzhou Halla”), as its Chairman in October 1997. Mr. Zhao is also currently an executive director and 10.4% owner of China Wonder Limited, a company listed on the Alternative Investment Market of the London Stock Exchange, which is principally engaged in the manufacture and sale of specialty packaging machinery to the PRC pharmaceutical market, and an executive director and 11.0% owner of Jinzhou Jinheng Automotive Safety System Co., Ltd., which is principally engaged in the manufacture and sale of automotive airbag safety systems in China. Our company, China Wonder Limited and Jinzhou Jinheng Automotive Safety System Co., Ltd. do not directly compete with each other, and there were no related party transactions between our Company and the other two companies as of the date of this Proxy Statement. Mr. Zhao devotes most of his business time to our affairs and the remainder of business time to the affairs of other companies. Mr. Zhao’s decision making responsibilities for these three companies are similar in the areas of public relations, management of human resources, risk management and strategic planning. Mr. Zhao graduated from the Liaoning Industry Academy in 1982. He thereafter became a faculty member at the Liaoning University of Technology from 1982 to 1989. After leaving his post at the Liaoning University of Technology, Mr. Zhao joined Jinzhou Shock Absorber Co., which is principally engaged in the manufacture and sale of suspension systems for automobiles, in January 1989 as an engineer and the head of the research department. He became its Chief Executive Officer in 1991 and remained in that position until 1997.

Meirong Yuan. Mr. Yuan became our Chief Financial Officer and Treasurer on June 22, 2006 and our director on March 2007. He has been the Vice President of Jinzhou Wonder Industrial Co., Ltd. since June 2005. Mr. Yuan also served as a director of Jinzhou Halla Electrical Equipment Co., Ltd. since January 2002. From July 2003 to June 2005, Mr. Yuan served as the vice president of Shenzhen Luante Asphalt Advanced Technology Co. Ltd. and was in charge of accounting and finance. Between October 2000 and October 2001, Mr. Yuan studied at ISMA Center in England. Mr. Yuan is a CPA in China and has a Ph.D. in management from South California University for Professional Studies.

Larry Goldman. Mr. Goldman has been our director since March 2007. Mr. Goldman is a Certified Public Accountant, with over 20 years of auditing, consulting and technical SEC reporting experience. Mr. Goldman currently works as a consultant, helping both US and Chinese public companies listed in the US with various SEC reporting and US GAAP reporting issues. Mr. Goldman was recently the Chief Financial Officer and Treasurer of Thorium Power Ltd. (OTCBB: THPW.OB). Prior to joining Thorium Power, Ltd., Mr. Goldman also worked as the Chief Financial Officer, Treasurer and Vice President of Finance of WinWin Gaming, Inc. Prior to joining WinWin in October 2004, Mr. Goldman was an audit partner at Livingston Wachtell & Co., LLP and had been with that CPA firm for approximately 19 years. Mr. Goldman is also an independent director and audit committee chairman of Winner Medical Group Inc. (OTCBB: WMDG.OB), a China based manufacturer of medical disposable products and surgical dressings. Mr. Goldman has extensive experience in both auditing and consulting with Chinese public companies, working in the Asian marketplace since 2000 and he frequently travels to China. He currently provides various CFO consulting and SEC reporting support to approximately five other Chinese companies listed in the United States.

David Murphy. Mr. Murphy has been our director since March 2007. Since June 2005, Mr. Murphy has served as the head of China Micro Economic Research at CLSA Asia Pacific Markets, a special unit dedicated to grassroots economic research in China and gathering local economic information from around China for rapid delivery to overseas based funds and corporate clients. From December 2000 to November 2004, Mr. Murphy worked as a correspondent for the Far Eastern Economic Review and the Wall Street Journal where he covered China and Mongolia focusing mainly on business and economic stories.

Xingye Zhang.  Mr. Zhang became our director in July 2007. Mr. Zhang has served as the honorary Chairman of the China Automotive Engineering Association since September 2001. From January 1992 to September 2001, Mr. Zhang served as the Chairman of the China Automotive Engineering Association. Prior to that, Mr. Zhang was the Chairman of the board of directors of Hong Kong Huashengchang Automobile Corporation, the Vice Chairman of the board of directors of Hong Kong Huashengchang Machinery Co., Ltd. and Vice Chairman and Vice President of China Automobile Industry Corporation. Mr. Zhang also worked in government as the deputy chief of the Automobile Bureau of the Chinese No. 1 Ministry of Machinery. Mr. Zhang graduated from the Department of Machinery at Tianjin Beiyang University in 1951 and is a senior engineer with a rank of professor.

See “Corporate Governance and Board of Directors Matter” and “Executive Compensation — Compensation of Directors” below for additional information regarding the Board.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

We are asking our stockholders to ratify the selection of PKF as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PKF to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by PKF that neither the firm nor any of its associates had any relationship with the Company. Representatives of PKF will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by PKF, Certified Public Accountants. PKF, was the Company’s independent registered public accounting firm engaged to examine the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and 2006.

	2007	2006
Audit fees(1)	$156,749	$124,609
Audit-related fees(2)	41,130	—
Tax fees	—	—
All other fees	—	—
Total	197,879	124,609
__________

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved the audit service performed by PKF for our consolidated financial statements as of and for the year ended December 31, 2007.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of PKF as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

PROPOSAL 3
ADOPTION OF THE 2008 EQUITY INCENTIVE PLAN

We are asking our stockholders to vote to adopt the 2008 Plan that will provide stock-based compensation to our employees, directors and consultants. The Board approved the 2008 Plan on April 30, 2008, subject to stockholder approval. The affirmative vote by the holders of a majority of votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for approval of the 2008 Plan. The following summary of the material features of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached as Appendix A. Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the 2008 Plan.

Summary of the 2008 Plan

Purpose. The purpose of the 2008 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain, and motivate employees, directors, and consultants and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholder’s.

Eligibility and Type of Awards. Employees, officers, directors, and consultants of the Company, its parent or its subsidiaries are generally eligible to receive stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and other share-based awards. Incentive stock options (“ISOs”) may be granted only to Employees. SARS and nonqualified stock options (“NSOs”) may not be granted to Service Providers of a parent if the Service Provider is subject to U.S. tax.

Administration. The 2008 Plan will be administered by the Board or a committee thereof. The 2008 Plan is currently being administered by the Compensation Committee. The Compensation Committee may determine the specific terms and conditions of all Awards granted under the 2008 Plan, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and the vesting criteria, if any. The Compensation Committee has discretion to administer the 2008 Plan as it deems necessary or advisable.

Shares Available for Award. Subject to adjustment as described below, (i) the maximum aggregate number of shares of Common Stock (“Share”) that may be issued under the 2008 Plan is 3,500,000 Shares, (ii) not more than 500,000 Shares (or for Awards denominated in Shares and satisfied in cash, the Fair Market Value of 500,000 Shares on the grant date), may be awarded to any individual participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), and (iii) to the extent consistent with Code section 422, not more than an aggregate of 3,500,000 Shares may be issued pursuant to the exercise of ISOs under the 2008 Plan.

Transferability. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and Options and SARs may be exercised, during the lifetime of the participant, only by the participant.

Vesting Conditions. For every Award under the 2008 Plan, the Compensation Committee may impose conditions on vesting as it deems advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis.

Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. Options granted under the 2008 Plan may be either ISOs, within the meaning of Code section 422, or NSOs (i.e., options not intended to qualify as ISOs). The Compensation Committee determines the terms of each Option at the time of grant, including the number of Shares covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option; provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a Share on the grant date and the option term may not exceed ten years, (ii) ISOs may only be granted to employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of stock, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a Share on the grant date and the option term may not exceed five years. To the extent that the aggregate Fair Market Value of the stock underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

The 2008 Plan permits the following forms of payment of the exercise price of Options:

•	cash or check;
•	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;
•	other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares being purchased;
•
to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

•
by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

•	any combination of the foregoing; or
•	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Stock Appreciation Rights. A SAR is an award entitling the recipient, upon exercise, to receive an amount in shares of common stock or cash or a combination thereof determined by reference to appreciation, from and after the grant date, in the fair market value of a share of common stock. The Compensation Committee determines the terms of each SAR at the time of grant, including the number of Shares to be covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each SAR; provided that (i) the exercise price of a SAR may not be less than the Fair Market Value of a Share on the grant date. Upon exercise of a vested SAR, the recipient of the SAR will receive payment in an amount no greater than (i) the difference between the Fair Market Value of a Share on the exercise date over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. The payment upon exercise of a vested SAR may be in cash, Shares of equivalent value or some combination thereof.

Restricted Stock Awards and Restricted Stock Units. The Compensation Committee may grant Restricted Stock and RSUs, both which are subject to forfeiture in the event conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable restriction period. Restricted Stock Units entitle the recipient to receive Shares at the time the award vests. Restricted Stock may be issued at the time of grant or the Company may hold the Restricted Stock in escrow until the award vests and restrictions lapse.

The Compensation Committee determines the number and form of Award, vesting conditions, the purchase price, if any, and any other terms and conditions of Restricted Stock and RSU Awards at the time of grant. All restrictions will lapse and the restriction period will end upon the satisfaction of vesting conditions. The Compensation Committee may (i) the time at which restrictions will lapse or (ii) provide for complete or partial exceptions to an employment condition as it deems equitable.

During the restriction period, Service Providers holding Restricted Stock (i) may exercise full voting rights with respect to those Shares and (ii) will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Compensation Committee determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

Other Stock-Based Awards. The Compensation Committee may grant other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares. Other Share-Based Awards may include, without limitation, (i) Shares awarded as a bonus and not subject to any restrictions or conditions, (ii) grants in lieu of cash compensation, (iii) other rights convertible or exchangeable into Shares, and (iv) other awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries. At the time of grant, the Compensation Committee will determine the number of Shares or stock units to be granted pursuant to an Award, and all other terms and conditions of an Award, including, but not limited to, the vesting period (if any), purchase price (if any), and whether such Awards will be payable or paid in cash, Shares or otherwise.

Cash Settlement. The Compensation Committee may, in its sole discretion, choose to settle any Award granted under the 2008 Plan in cash (in whole or in part) in lieu of Shares. The value of such Award on the date of distribution will be determined in the same manner as the Fair Market Value of Shares on the grant date of an Option.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Committee will equitably adjust (i) the number and kind of shares authorized for issuance under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price of Options and SARs

In the event of the dissolution or liquidation of the Company, the Compensation Committee will notify each participant as soon as practicable prior to the effective date of such transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the dissolution or liquidation.

In the event of a merger or Change in Control, the surviving or successor entity may either assume the Company’s rights and obligations with respect to outstanding Awards or substitute outstanding Awards for substantially equivalent property (including, but not limited to comparable equity interests in the surviving or successor entity) that are subject to vesting requirements and repurchase restrictions no less favorable to the participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or provide a substitute for the Award, all outstanding Awards will vest, all vesting criteria will be deemed to have been achieved at target levels, and all restrictions on Awards will lapse. Any Option or SAR that is not assumed or substituted in the event of a Change in Control will be exercisable for a period determined by the Compensation Committee in its sole discretion. The Compensation Committee will provide reasonable notice of the exercise period to the participant, and the Option or SAR will terminate upon the expiration of such exercise period.

Termination of, or Amendments to, the 2008 Plan. The 2008 Plan may be amended, altered, suspended or terminated by the Board at any time. No amendment will be effective prior to approval of the stockholders to the extent stockholder approval is necessary or appropriate to comply with any legal requirement or the terms of the 2008 Plan. Any amendment that impairs the rights of a participant requires participant consent. The 2008 Plan will terminate on 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders, unless the 2008 Plan is terminated sooner by the Board. However, all Awards granted prior to and which are outstanding on the date the 2008 Plan is terminated will remain valid in accordance with their terms and conditions.

Consequences of Nonapproval. If stockholders do not approve the adoption of the 2008 Plan, the 2008 Plan will not go into effect, and any Awards granted under the 2008 Plan will be null and void and of no effect.

New Plan Benefits. The following table sets forth the number of Options that have been granted under the 2008 Plan to individuals in the following groups as of April 30, 2008, subject to stockholder approval of the 2008 Plan:

NEW PLAN BENEFITS 2008 Equity Incentive Plan

Name and Position	Dollar Value ($) (1)	Number of Options (2)
Qingjie Zhao Chairman, CEO and President	765,900	90,000
Executive Group (3 Individuals)	2,042,400	240,000
Non-Executive Director Group (1 Individual)	127,650	15,000
Non-Executive Officer Employee Group (59 Individuals)	2,442,370	287,000

(1) The Compensation Committee granted options on May 6, 2008 at an exercise price of $9.00 per share. The market value of shares of common stock underlying the options is calculated by multiplying the closing price of our common stock ($8.51 per share) as reported on the NASDAQ Global Market on May 6, 2008, the option grant date, times the number of options granted.
(2) The options expire 15 months after the vesting date. The options vest annually based on the attainment of specific income goals for fiscal years 2008, 2009 and 2010.

Except as set forth above, we cannot now determine the number or type of Awards to be granted in the future.

U.S. Federal Income Tax Consequences. The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the 2008 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. In addition, this summary assumes that all Awards are exempt from, or comply with, Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

Incentive Stock Options. Generally, a participant will not recognize income on the grant or exercise of an ISO. At exercise, however, the excess of the Fair Market Value of the shares acquired upon exercise over the exercise price is an item of adjustment in computing the participant's alternative minimum taxable income. If the participant holds the stock received upon exercise of an ISO for at least two years from the grant date and one year from the exercise date, any gain realized on a sale of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the exercise price (or, if less, the excess of the amount realized upon the sale over the exercise price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an ISO. If the participant has ordinary income as a result of a disqualifying disposition, the Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Code section 162(m).

Nonqualified Stock Options. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a NSO. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant's ownership or disposition thereof. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon sale of the shares, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a SAR. On exercise, a participant will recognize as ordinary income the amount of cash or the Fair Market Value of the shares received. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired by exercise of a SAR, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Restricted Stock or RSUs. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of Restricted Stock or RSUs. A participant may elect to be taxed on the difference between the purchase price of Restricted Stock and the Fair Market Value of the Restricted Stock on the grant date by filing a Code section 83(b) election. Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares less the purchase price (if any) paid by the participant. Upon the delivery to the participant of common shares in respect of Restricted Stock Units, the participant generally recognizes ordinary income equal to the Fair Market Value of the shares as of the delivery date less the purchase price (if any) paid by the participant. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired through Restricted Stock or RSUs, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Other Stock-Based Awards. The tax consequences associated with any other Stock-Based Award granted under the 2008 Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether the Award has a readily ascertainable Fair Market Value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant and the participant’s holding period and tax basis for the Award or underlying common stock.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a NSO or SAR, upon the earlier of the filing of a Code section 83(b) election or the date the restrictions on Restricted Stock lapse, and at the time that Restricted Stock Units are settled by delivering stock or cash to a participant. The Compensation Committee may permit a participant to satisfy tax withholding by (i) paying cash, (ii) electing to have our Company withhold otherwise deliverable Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount, or (iii) delivering to the Company already-owned Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount.

Limits on Company Deduction. Subject to certain exceptions, Code section 162(m) disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2008 Plan has been designed to allow, but not require, grants to qualify for an exception to the Code section 162(m) deduction limit.

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Awards granted under the 2008 Plan may be subject to Code section 409A. Failure to comply with Code section 409A or to qualify for an exemption from Code section 409A could result in significant adverse tax results to the grantee of the Award, including immediate taxation, an additional 20 percent tax on the amount of income so recognized, plus interest. The 2008 Plan has been designed in accordance with the Company’s intent to grant awards that qualify for an exemption from Code section 409A.

Vote Required

The affirmative vote by the holders of a majority of votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for approval of this proposal.

Recommendation of the Board

The Board believes that it is in the Company’s best interests and in the best interests of the stockholders to adopt the 2008 Plan to help attract, motivate and retain outstanding employees, directors, and consultants and to align further their interests with those of stockholders.

The Board unanimously recommends a vote FOR the approval of the 2008 Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to our Chief Executive Officer for services during the last two fiscal years in all capacities to us, our subsidiaries and predecessors. No other executive officer received compensation of $100,000 or more for the year ended December 31, 2007.

	Annual Compensation
Name And Principal Position	Year	Salary ($)	Total ($)
Qingjie Zhao	2007	90,000	90,000
Chairman, CEO and President	2006	52,500	52,500

Employment Contracts

On June 22, 2006, our subsidiary, Wonder Auto Limited, entered into an employment agreement with Mr. Zhao, which was amended on July 2, 2007. Under the employment agreement, as amended, Mr. Zhao is entitled to an annual salary of $90,000. The employment agreement does not provide severance or change of control benefits. Mr. Zhao is subject to customary confidentiality and non-competition covenants as provided in the employment agreement.

Retirement Benefits

Currently, we do not provide any employees, including our named executive officers any company sponsored retirement benefits other than a state pension scheme in which all of our employees in China participate.

Payment Upon Termination or Change-in Control

The Company does not have change-in-control arrangements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

Director Compensation - 2007

The following table sets forth information concerning all compensation paid to our non-employee directors for services rendered in all capacities for the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Total Compensation ($)
Larry Goldman	50,000	50,000
David Murphy	40,000	40,000
Xingye Zhang	40,000	40,000

In 2007, we entered into agreements with each of the independent directors. Under the terms of the agreements, Mr. Goldman is entitled to $50,000, Mr. Murphy is entitled to $40,000 and Mr. Zhang is entitled to $40,000 as annual compensation for their service as independent directors, and as chairpersons of various board committees, as applicable. Mr. Goldman’s compensation is greater because he has greater responsibilities as the Audit Committee Chairman. Under the terms of the agreements, the independent directors are entitled to indemnification for expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent directors in connection with any proceeding if the independent director acted in good faith and in our best interests. The Company also reimburses our directors for reasonable travel expenses related to attendance at board and committee meetings.

Limitation of Liability and Indemnification of Officers and Directors

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor, against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934, as amended, may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED December 31, 2007

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Mr. Goldman, the chair of the Audit Committee, is an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

During 2007, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with the Company’s management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

/s/ The Audit Committee
Larry Goldman, David Murphy and Xingye Zhang

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5. The reporting persons are also required to furnish us with copies of all forms they file.

Based solely on our review of copies of Forms 3, 4 and 5 furnished to the Company with respect to the fiscal year ended December 31, 2007, we have determined that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements except as follows: (i) the Form 3 file by David Murphy on April 5, 2007 was filed two days late and (ii) Xingye Zhang failed to file the Form 3.

TRANSACTIONS WITH RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of the 2007 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

During 2007, the Company occupied part of the factory and office premises and used production line facilities owned by JWAS under operating lease arrangement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on May 12, 2008 for: (a) each of our directors, (b) each of our executive officers, (c) each stockholder known to be the beneficial owner of more than 5% of any class of the our voting securities, and (d) all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, (a) each stockholder has sole voting power and dispositive power with respect to the indicated shares and (b) the address of each stockholder who is a director or executive officer is c/o Wonder Auto Technology, Inc., No. 16, Yulu Street, Taihe District, Jinzhou City, Liaoning, People’s Republic of China, 121013.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent of Class
Executive Officers and Directors
Qingjie Zhao (2)	6,559,840	24.33%
Meirong Yuan	0	*
Larry Goldman	0	*
David Murphy	0	*
Xingye Zhang	0	*
Yuncong Ma	0	*
Seuk Jun Kim	0	*
Yuguo Zhao	0	*
Yongdong Liu	0	*
All officers and directors as a group (9 people)	6,559,840	24.33%

Over 5% Beneficial Owners
Choice Inspire Limited (3)	8,975,017	33.29%
Xiangdong Gao	3,300,000	12.24%
Lili Niu	1,490,181	5.53%

* Less than 1%.
(1) As of May 12, 2008, there were 26,959,994 shares of our Common Stock outstanding.
(2) Including 6,559,840 shares owned by Choice Inspire Limited of which Mr. Zhao is a 73.09% stockholder and chairman as of May 12, 2008. Mr. Zhao disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(3) Qingjie Zhao, our CEO, President and director, owns 73.09% of Choice Inspire Limited as of May 12, 2008.

Information Concerning Executive Officers

Background information as of May 12, 2008 about each of Wonder’s executive officers who does not also serve as a director of Wonder is provided below.

Name	Age	Position
Yuncong Ma	61	Chief Operating Officer
Seuk Jun Kim	51	Vice President of New Product Development
Yuguo Zhao	51	Vice President of Sales and Marketing
Yongdong Liu	38	Vice President of Production

Yuncong Ma. Mr. Ma became our Chief Operating Officer on June 22, 2006. He has been the General Manager of our subsidiary Jinzhou Halla since 1997 and is responsible for Jinzhou Halla’s overall operations. He has over 30 years of production experience and over 16 years of management experience in the automotive industry. Mr. Ma graduated from the Harbin Institute of Technology in 1970 specializing in machine crafting. After graduation, Mr. Ma worked for Jinzhou Huaguang Electron Tube Factory from 1970 to 1989. During that time, he worked in various posts in its production, technology and corporate structuring departments and was promoted to the post of Production Manager in 1984. Mr. Ma joined Jinzhou Shock Absorber Co., Ltd. In 1989 as its Chief Engineer and Vice Factory Manager.

Seuk Jun Kim. Mr. Kim became our Vice President of New Product Development in February 2007. From June 2006 to February 2007, Mr. Kim served as our Vice President for Research and Development. Mr. Kim joined Jinzhou Halla in October 1997 and has served as its Vice President of Research and Development since January 2005. Mr. Kim is responsible for Jinzhou Halla’s research and development and quality control functions. In 1981, Mr. Kim graduated from Pohang University of Science and Technology in Korea with a bachelor’s degree in automotive electrical engineering. Prior to formally joining Jinzhou Halla in 1997, Mr. Kim worked at the Korea Qingzhou Electrical Machinery Factory where he was in charge of technical support.

Yuguo Zhao. Mr. Zhao became our Vice President of Sales and Marketing on June 22, 2006, and he has been the Head of our Sales and Marketing Group since June 1996 when he joined us. He became an Assistant General Manager in January 2005. Mr. Zhao is responsible for our sales and after-sales operations. In 1979, Mr. Zhao graduated from the Jinzhou Agriculture Academy, formerly known as Jinzhou Agriculture Automotive School. Between 1980 and 1996, he worked for Jinzhou Electrical as its Production Department Manager, Chief of Production and Chief of Operations, among other posts.

Yongdong Liu. Mr. Liu became our Vice President of Production on June 22, 2006, and he has been the Head of Production of Jinzhou Halla since May 2001 and an Assistant General Manager of Jinzhou Halla since January 2005. Mr. Liu oversees our production, purchasing, human resources and administration functions. Mr. Liu graduated from the Suzhou Institute of Silk Textile Technology with a degree in weaving mechanical design in 1992. Between 1992 and 1996, Mr. Liu worked in Jinzhou Electrical and was responsible for its production technologies. He joined us in June 1996 as a division head in the production department.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at No. 16 Yulu Street, Taihe District, Jinzhou City, Liaoning, 121013 People’s Republic of China, no later than the close of business on January 14, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.watg.cn/ after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company and the adoption of the 2008 Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

May 27, 2008	By Order of the Board of Directors

/s/ Yechon Xie
Secretary

Appendix A

WONDER AUTO TECHNOLOGY, INC.

WONDER AUTO TECHNOLOGY, INC.

2008 EQUITY INCENTIVE PLAN

1.
Purposes. This Plan permits the Administrator to grant Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and Other Share-Based Awards in order to retain, attract and motivate Employees, Directors and Consultants and to provide such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholders.

2.
Stock Subject to the Plan. Subject to adjustment as provided in Section 12, a maximum of three and a half million (3,500,000) Shares will be available for issuance under the Plan. The Shares may be authorized and unissued Shares or Shares now held or subsequently acquired by the Company.

If an Award granted under the Plan lapses, is forfeited, terminated or canceled, or expires without being exercised or without the issuance of Shares, the unissued and unpurchased Shares subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated).

Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for grant or sale under the Plan. With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Except with respect to issued Shares, Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan.

The Company, during the term of this Plan, will at all time reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

3.	Administration of the Plan.

(a) Administration. The Board will act as Plan Administrator or will appoint a Committee consistent with Applicable Laws to act as Administrator. If and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, the Board will consider in selecting the membership of any Committee acting as Administrator the requirements regarding (1) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (2) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (3) Section 14(b)(i). of the Plan if the Company pays salaries for which it claims on its U.S. tax returns deductions that are subject to the Code section 162(m) limitation. The Board will determine any Committee member’s term and may remove a Committee member at any time.

(b) Powers of the Administrator. The Administrator will, to the maximum extent permitted by Applicable Laws and the Plan, have full and sole discretionary authority:

(i) to determine Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted;

(iii) to determine the number of Shares to be covered by each Award;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of each Award, including without limitation, the exercise price, amount, the exercise period, vesting conditions, any vesting acceleration, any waiver of forfeiture restrictions, and any other restriction, condition, or limitation regarding any Award or its related Shares;

(vi) to construe and interpret the terms of the Plan and Awards and resolve any disputes regarding Plan and Award provisions;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii) to modify or amend each Award;

(ix) to allow Participants to satisfy withholding tax obligations as permitted by Section 13;

(x) to authorize any person to execute instruments to effectuate an Award;

(xi) to delay issuance of Shares or suspend a Participant’s right to exercise an Award to comply with Applicable Laws; and

(xii) to determine any issues necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. Any act or decision of the Administrator will be binding and conclusive on the Company, all Participants, anyone holding an Award, and any person claiming under or through any Participant.

4.
Eligibility. ISOs may be granted only to Employees who are subject to U.S. tax. NSOs, Restricted Stock, RSUs, SARs, and Other Share-Based Awards may be granted to Service Providers; provided that NSOs and SARs may not be granted to Service Providers of a any Parent if the Service Provider is subject to U.S. tax. Service Providers include prospective employees or consultants to whom Awards are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Award granted to a prospective employee or consultant may be exercised or purchased prior to the commencement of employment or services with the Company.

5.	Stock Options.

(a) Grant of Options. The Administrator may grant Options in such amounts as it will determine from time to time. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs will be granted in accordance with Section 14(a) of the Plan. NSOs and SARs granted to U.S. taxpayers will be granted in accordance with Section 14(c) of the Plan.

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(b) Option Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the type of Option granted, the exercise price, the number of Shares to which the Option pertains, vesting conditions, the exercise period, restrictions on transferability, and any other terms and conditions specified by the Administrator (which need not be identical among Participants). If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option will be a NSO.

(c) Exercise Price. The exercise price per share with respect to each Option will be determined by the Administrator provided that the exercise price per share cannot be less than the Fair Market Value of a Share on the Grant Date.

(d) Exercisability. An Option may be exercised at such time as the Option vests. No Option will be exercisable after the expiration of ten (10) years from the Grant Date, provided that if an exercise would violate applicable securities laws, the Option will be exercisable no more than thirty (30) days after the exercise of the Option first would no longer violate applicable securities laws. Subject to the terms of the Plan, Options may be exercised at such times, and in such amount and subject to such restrictions as will be determined by the Administrator, in its discretion.

(e) Vesting Conditions. The Administrator may impose any conditions on the vesting of an Option including, but not limited to the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service).

(f) Modification of Option Awards. The Administrator may accelerate the exercisability of any Option or a portion of any Option. The Administrator may extend the period for exercise generally provided the exercise period is not extended beyond the earlier of the original term of the Option or ten (10) years from the original Grant Date.

(g) Exercise of Option. An Option is exercised when the Company receives: (1) notice of exercise (in such form as the Administrator will specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). An Option may not be exercised for a fraction of a Share. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(iv) other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares being purchased;

(v) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

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(vi) by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

(vii) any combination of the foregoing; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(h) Shares Issued Upon Exercise. The Company will issue (or cause to be issued) Shares promptly after the Option is exercised. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.

(i) Forfeiture of Options. All unexercised Options will be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

6.	Stock Appreciation Rights.

(a) Grant of SARs. The Administrator may grant SARs in such amounts as it will determine from time to time.

(b) SAR Award Agreement. Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, vesting conditions, the exercise period, restrictions on transferability, and such other terms and conditions specified by the Administrator (which need not be identical among Participants).

(c) Exercise Price. The exercise price per share with respect to each SAR will be determined by the Administrator provided that the exercise price per share cannot be less than the Fair Market Value of a Share on the Grant Date.

(d) Exercisability. A SAR may be exercised at such time as the SAR vests. No SAR will be exercisable after the expiration of ten (10) years from the Grant Date, provided that if an exercise would violate applicable securities laws, the SAR will be exercisable no more than thirty (30) days after the exercise of the SAR first would no longer violate applicable securities laws. Subject to the terms of the Plan, SARs may be exercised at such times, and in such amount and subject to such restrictions as will be determined by the Administrator, in its discretion.

(e) Vesting Conditions. The Administrator may impose any conditions on the vesting of a SAR including, but not limited to the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service).

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(f) Modification of SAR Awards. The Administrator may accelerate the exercisability of any SAR or a portion of any SAR. The Administrator may extend the period for exercise generally provided the exercise period is not extended beyond the earlier of the original term of the SAR or 10 years from the original Grant Date.

(g) Exercise of SAR. Upon exercise of a vested SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than (1) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (2) the number of Shares with respect to which the SAR is exercised. Payment may consist of cash, Shares of equivalent value, or a combination thereof.

(i) If paid in Shares, the Company will issue (or cause to be issued) Shares promptly after the SAR is exercised. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the SAR. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.

(ii) If paid in cash, the Company will pay the participant promptly after the SAR is exercised but in no event later than the 15th day of the third month following the end of the year in which the SAR is exercised.

(h) Forfeiture of SARs. All unexercised SARs will be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock and Restricted Stock Units.

(a) Grant. The Administrator may grant Restricted Stock or RSUs in such amounts and form as it will determine from time to time.

(b) Award Agreement. Each Award of Restricted Stock or RSUs will be evidenced by an Award Agreement that will specify the number and form, vesting conditions, the Period of Restriction, purchase price (if any), method of payment, restrictions on transferability, repurchase rights, and such other terms and conditions specified by the Administrator (which need not be identical among Participants).

(c) Vesting Conditions. The Administrator may impose vesting conditions on awards of Restricted Stock or RSUs including, but not limited to the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service). Unless the Administrator determines otherwise, Restricted Stock will be held in escrow by the Company until the restrictions on such Shares have lapsed.

(d) Modification of Restricted Stock or RSUs. The Administrator may accelerate or waive the time at which vesting conditions and other restrictions lapse and provide for a complete or partial exception to an employment or service restriction.

(e) Rights During the Restriction Period. During the Period of Restriction, Service Providers who have been granted Restricted Stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid with respect to those Shares, unless the Administrator determines otherwise. Any such dividends or distributions paid in Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Restricted Stock and RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

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(f) Removal of Restrictions. All restrictions imposed on Restricted Stock and RSUs will lapse and the Period of Restriction will end upon the satisfaction of the vesting conditions imposed by the Administrator at which time:

(i) vested Restricted Stock, if held in escrow, will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred, or

(ii) vested RSUs will be paid in Shares at the time provided for in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

(g) Forfeiture. All unvested Restricted Stock and RSUs for which restrictions have not lapsed will be forfeited to the Company on the date set forth in the Award Agreement. Forfeited Restricted Stock will revert to the Company and will not be available for grant under the Plan. Forfeited RSUs will become available for grant under the Plan.

8.
Other Share-Based Awards. The Administrator may grant Other Share-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares as may be deemed by the Administrator to be consistent with the purposes of the Plan. Other Share-Based Awards may include, without limitation, (a) Shares awarded purely as a bonus and not subject to any restrictions or conditions, (b) grants in lieu of cash compensation, (c) other rights convertible or exchangeable into Shares, and (d) awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries. The Administrator will have the authority to determine the time or times at which Other Share-Based Awards will be granted, the number of Shares or stock units and the like to be granted or covered pursuant to an Award, and all other terms and conditions of an Award, including, but not limited to, the vesting period (if any), purchase price (if any), and whether such Awards will be payable or paid in cash, Shares or otherwise. Each Other Share-Based Award will be evidenced by an Award Agreement.

9.
Cash Settlement. The Administrator, in its sole discretion, may choose to settle any Award, in whole or in part, granted under the Plan in cash in lieu of Shares. The value of such Award on the date of distribution will be determined in the same manner as the Fair Market Value of Shares on the Grant Date of an Option.

10.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, an Employee will not cease to be an Employee in the case of (a) any leave of absence approved by the Employer or (b) transfers between locations of the Employer or between the Company, its Parent, or any Subsidiary, but vesting of Awards will be suspended during any unpaid leave of absence.

11.
Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and Options and SARs may be exercised, during the lifetime of the Participant, only by the Participant or the Participant’s legal representative.

12.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

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(a) Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, extraordinary cash dividend, combination of shares, merger, consolidation, rights offering, spin off, split off, split up or other event identified by the Committee, the Committee will equitably adjust (i) the number and kind of shares authorized for issuance under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price of Options and SARs.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the dissolution or liquidation.

(c) Change in Control. In the event of a merger or Change in Control, the surviving or successor entity may either assume the Company’s rights and obligations with respect to outstanding Awards or substitute outstanding Awards for substantially equivalent property (including, but not limited to comparable equity interests in the surviving or successor entity) that are subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute Outstanding Awards, the Participant will fully vest in all Awards, all performance goals and vesting criteria will be deemed to have been achieved at target levels, and all restrictions will lapse. Any Option or SAR that is not assumed or substituted in the event of a Change in Control, will be exercisable for a period of time determined by the Administrator in its sole discretion. The Administrator will provide reasonable notice of such exercise period to the Participant, and the Option or SAR will terminate upon the expiration of such exercise period.

For the purposes of this Section 12(c)., an Award will be considered assumed if, following the Change in Control, the Award confers a right for each Share or Share equivalent subject to the Award to purchase or receive the consideration (or for an Award payable in cash, the fair market value of the consideration) received for each Share on the date of the transaction. If holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares will be used. If the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation pay the Award in the form of common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control.

Notwithstanding anything in this Section 12(c). to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor, without the Participant’s consent, modifies any performance goals except a modification made solely to reflect the successor entity's post-Change in Control corporate structure (or similar entity level structure if the successor entity is not a corporation).

13.	Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

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(b) Withholding Arrangements. The Administrator may permit a Participant to satisfy tax withholding obligations, in whole or in part and without limitation by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount, or (iii) delivering to the Company already-owned Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount.

14.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

(a) Grant of Incentive Stock Options. If the Administrator grants Options to Employees that may be subject to U.S. taxation, the Administrator may grant such Employee an ISO. Section 5 of this Plan and the following terms apply to all grants that are intended to qualify as ISO Awards:

(i) Maximum Amount. Subject to adjustment as provided in Section 12, to the extent consistent with Code section 422, not more than an aggregate of three and a half million (3,500,000) Shares may be issued pursuant to the exercise of ISOs granted under the Plan.

(ii) Eligibility. Only Employees of the Company, a Parent or a Subsidiary will be eligible for the grant of ISOs.

(iii) Continuous Employment. The Optionee must remain in the continuous employ of the Company, any Parent, or any Subsidiary from the ISO Grant Date to the date that is three months prior to exercise. Service will be treated as continuous during a leave of absence approved by the Employer that does not exceed three (3) months. A leave of absence approved by the Employer may exceed three (3) months if reemployment upon expiration of such leave is guaranteed by statute or contract. An Option exercised more than three months after termination of employment will be treated as a NSO.

(iv) Award Agreement.

(A) The Administrator will designate Options granted as ISOs in the Award Agreement.

(B) The Award Agreement will specify the term of the ISO. The term will not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(C) The Award Agreement will specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(D) The Award Agreement will specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

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(v) Limitation on ISOs. To the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or any Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as ISOs and will be treated as NSOs. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the Grant Date.

(vi) Notice Required Upon Disqualifying Dispositions. The Optionee must notify the Company in writing within thirty (30) days after any disposition of Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date. The Optionee must also provide the Company with all information that the Company reasonably requests in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition.

(b) Performance-Based Compensation. The Administrator may impose the following conditions on any Award under this Plan to any Service Provider that may be subject to U.S. taxation on the Award:

(i) Outside Directors. Awards that the Administrator intends to qualify as “performance-based compensation” must be (1) granted by a committee of the Board comprised solely of two or more “outside directors” within the meaning of Code section 162(m) and (2) administered in a manner that will enable such Awards to qualify as “performance-based compensation” within the meaning of Code section 162(m).

(ii) Maximum Amount. In any calendar year, no eligible Employee may receive (1) with respect to Awards denominated in Shares, Awards covering more than five hundred thousand (500,000) Shares (adjusted in accordance with Section 12), or (2) with respect to Awards denominated in cash, Awards with a Fair Market Value exceeding that of five hundred thousand (500,000) Shares determined as of the Grant Date.

(iii) Performance Criteria. The performance goal applicable to any Award (other than an Option or SAR) that is intended to qualify as performance-based compensation must be established in writing prior to the beginning of the Performance Period or at a later time as permitted by Code section 162(m) and may be based on any one or more of the following performance measures that apply to the individual, a business unit, or the Company as a whole:

(A) increased revenue;

(B) net income measures (including but not limited to income after capital costs and income before or after taxes);

(C) stock price measures (including but not limited to growth measures and total stockholder return);

(D) market share;

(E) earnings per Share (actual or targeted growth);

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(F) earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(G) cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(H) return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(I) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(J) expense measures (including but not limited to overhead cost and general and administrative expense);

(K) margins;

(L) stockholder value;

(M) total stockholder return;

(N) proceeds from dispositions;

(O) production volumes;

(P) total market value; and

(Q) corporate values measures (including but not limited to ethics compliance, environmental, and safety).

(iv) The terms of the performance goal applicable to any Award that is intended to qualify as performance-based compensation must preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(v) Following the completion of the Performance Period, the outside directors described in Section 14(b)(i). above must certify in writing whether the applicable performance goals have been achieved for such Performance Period. In determining the amount earned, the Administrator will have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(c) Stock Options and SARs Exempt from Code section 409A. Section 5 of this Plan and the following terms apply to all grants of NSOs and SARs to Service Providers that are subject to U.S. taxation.

(i) Eligibility. Only Service Providers of the Company or a Related Entity will be eligible for the grant of NSOs or SARs intended to be exempt from Code section 409A.

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(ii) Administration.

(A) The Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A, and

(B) any adjustment pursuant to Section 12 will be done in a manner consistent with Code section 409A and Treasury Regulations section 1.409A-1 et seq.

(C) The Company intends that no payments under this Plan will be subject to the tax imposed by Code section 409A. The Administrator will interpret and administer the Plan in a manner that avoids the imposition of any increase in tax under Code section 409A(a)(1)(B), and any ambiguities herein will be interpreted to satisfy the requirements of Code section 409A or any exemption thereto.

15.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, any Parent or any Subsidiary, nor will either interfere in any way with the Participant’s right or the Company’s or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.
Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date will be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards granted hereunder will be null and void and of no effect.

17.
Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 18.

18.	Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise its powers with respect to Awards granted under the Plan prior to the Plan termination date.

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19.	Conditions Upon Issuance of Shares.

(a) Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply with Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. The Company may require any person exercising or purchasing an Award to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

20.
Inability to Obtain Authority. If the Company is unable to obtain required authority from any regulatory body in order to lawfully issue or sell Shares pursuant to this Plan, all rights with respect to such Shares will be void and the Company will have no liability with respect to the failure to issue or sell such Shares.

21.
Repricing Prohibited; Exchange and Buyout of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may repurchase Options with payment in cash, Shares or other consideration at any time pursuant to terms that are mutually agreeable to the Company and the Participant..

22.
Governing Law. The Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards will be construed, administered, and governed in all respects under and by the laws of the State of Nevada, without giving effect to its conflicts or choice of law principles.

23.	Definitions. The following definitions apply to capitalized terms in the Plan:

“Administrator” means the Board or Committee that administers the Plan pursuant to Section 3.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a SAR, a share of Restricted Stock, a RSU, or an Other Share-Based Award granted pursuant to the terms of the Plan.

“Award Agreement” means the written agreement governing Plan Awards. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities except an acquisition of securities directly from the Company; or

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(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii) A change in the composition of the Board occurring within a two-year period that results in a Board where the majority of the Directors (1) were elected or nominated in connection with an actual or threatened proxy contest involving Director elections, (2) were not Directors as of the effective date of the Plan, or (3) were not elected, or nominated for election, to the Board with the affirmative votes of a majority of the Directors who, at the time of the election or nomination were either Directors as of the effective date of the Plan or Directors elected or nominated as herein described; or a combination of the three; or

(iv) The consummation of a merger or consolidation of the Company with any other entity, unless the voting securities of the Company immediately prior to the merger or consolidation remain outstanding or are converted into voting securities of the surviving entity or parent so that they continue to represent at least fifty percent (50%) of the total voting power represented by the voting securities of the surviving entity (or parent) outstanding immediately after such merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means the Compensation Committee, if any, or such similar or successor Committee appointed by the Board. If the Board has not appointed a Committee, the Board will function in the place of the Committee.

“Company” means Wonder Auto Technology, Inc., a Nevada corporation, or its successor.

“Consultant” means any person, including an advisor, if: (1) the consultant or adviser is a natural person; (2) the consultant or adviser renders bona fide services to the Company or any Subsidiary; and (3) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Director” means a member of the Board.

“Disability” generally means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time, but “Disability,” for purposes of an ISO, means total and permanent disability as defined in Code section 22(e)(3).

“Employee” means any person, including Officers and Directors, who is a common law employee of the Company, a Parent, or a Subsidiary. For Options or SARs granted to U.S. taxpayers, Employee means any person, including Officers and Directors, who is a common law employee of the Company or any Related Entity. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Employer” means the entity that employs the Employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Shares determined as follows:

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(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the Over-The-Counter Bulletin Board quotation service administered by the Financial Industry Regulatory Authority, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 14 applies (a) with respect to ISOs, the Fair Market Value will be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value will be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means the date on which the Administrator grants an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. The Administrator may not grant an Award with a Grant Date that is effective prior to the date the Administrator takes action to approve such Award.

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Code section 422 and its regulations.

“Nonstatutory Stock Option” or “NSO” means an Option that by is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and its rules and regulations.

“Option” means a stock option granted pursuant to the Plan.

“Optionee” means the holder of an Option granted pursuant to the Plan.

“Other Share-Based Awards” will mean awards of Shares or other rights in accordance with Section 8.

“Parent” means a “parent corporation” as defined in Code section 424(e).

“Participant” means the holder of an Award granted pursuant to the Plan.

“Performance Period” means one or more time periods, which may be of varying and overlapping durations, over which the attainment of the performance goals or other vesting conditions will be measured for the purpose of determining a Participant’s right to payment.

“Period of Restriction” means the period during which Restricted Stock and RSUs are subject to forfeiture or restrictions on transfer pursuant to Section 7.

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“Plan” means this 2008 Equity Incentive Plan.

“Related Entity” means the corporation or other entity, other than the Company, to which the Service Provider provides services on the Grant Date, and any corporation or other entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, and ending with the corporation or other entity that has a controlling interest in the corporation or other entity to which the Service Provider provides services on the Grant Date. For a corporation, a controlling interest means ownership of stock possessing at least fifty (50%) percent of total combined voting power of all classes of stock, or at least fifty (50%) percent of the total value of all classes of stock. For a partnership or limited liability company, a controlling interest means ownership of at least fifty (50%) percent of the profits interest or capital interest of the entity. In determining ownership, the rules of Treasury Regulation sections 1.414(c)-3 and 1.414(c)-4 apply.

“Restricted Stock” means Shares awarded to a Participant that are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” or “RSU” means the right to receive one Share at the end of a specified period of time that is subject to forfeiture in accordance with Section 7 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of Company common stock, as adjusted in accordance with Section 12.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement that is not less than the Fair Market Value of a Share on the Grant Date.

“Subsidiary” means a “subsidiary corporation” as defined in Code section 424(f).

“Ten Percent Owner” means any Service Provider who is, on the Grant Date of an ISO, the owner of more than 10% of the total combined voting power of all classes of stock of the Company, any Parent, or any Subsidiary (determined with application of ownership attribution rules of Code section 424(d)).

Adopted by the Board of Directors on April 30, 2008

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WONDER AUTO TECHNOLOGY, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of WONDER AUTO TECHNOLOGY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 27, 2008, and hereby constitutes and appoints Mr. Qingjie Zhao, the Company’s Chairman, President and Chief Executive Officer, and Mr. Meirong Yuan, the Company’s Chief Financial Officer and Treasurer, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held on June 20, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Qingjie Zhao
Meirong Yuan
Larry Goldman
David Murphy
Xingye Zhang

Withhold authority for the following:

☐    Qingjie Zhao
☐    Meirong Yuan
☐    Larry Goldman
☐    David Murphy
☐    Xingye Zhang

2.	Approve the ratification of PKF as the Company’s accountant for fiscal year 2008.

FOR ☐             AGAINST ☐        ABSTAIN ☐

3.	Approve the adoption of the Company’s 2008 Equity Incentive Plan.

FOR ☐             AGAINST ☐        ABSTAIN ☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF PKF AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY’S 2008 EQUITY INCENTIVE PLAN. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED MAY 27, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated May 27, 2008, and the 2007 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ______________________________________
Name (if joint)
___________________________________________
Date _____________, 2008

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.